UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2000

                               ALLTEL CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                        1-4996                     34-0868285
   (State or other           (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                          Identification No.)
    incorporation or
    organization)


   One Allied Drive, Little Rock, Arkansas                               72202
   (Address of principal executive offices)                           (Zip Code)


   Registrant's telephone number, including area code (501) 905-8000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
















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  Item 2.               Acquisition or Disposition of Assets

         In its Current Report on Form 8-K dated January 31, 2000, ALLTEL Corporation ('ALLTEL' or the 'Company') reported that ALLTEL, Bell Atlantic Corporation ('Bell Atlantic'), GTE Corporation ('GTE') and Vodafone Airtouch signed agreements to exchange wireless properties in 13 states. Upon the closing of the transactions, Bell Atlantic or GTE will transfer to ALLTEL interests in 27 wireless markets in Alabama, Arizona, Florida, Ohio, New Mexico, Texas and South Carolina, representing about 14 million POPs and more than 1.5 million wireless customers. ALLTEL will transfer to Bell Atlantic or GTE interests in 42 wireless markets in Illinois, Indiana, Iowa, Nevada, New York, and Pennsylvania, representing
     6.3 million POPs and more than 700,000 customers. ALLTEL will also transfer certain of its minority investments in unconsolidated wireless properties, representing approximately 2.6 million POPs. In addition to the transfer of wireless assets, ALLTEL will also pay approximately $600 million in cash.

         In its Current Report on Form 8-K dated April 3, 2000, the Company reported that it had completed the exchange of wireless properties with Bell Atlantic in Nevada, Iowa, Arizona, New Mexico and Texas. In this initial transaction, ALLTEL acquired operations in Phoenix, Tucson, Coconino, Flagstaff and Gila, Arizona; Albuquerque, New Mexico and El Paso, Texas and divested operations in Las Vegas, Lander and Mineral, Nevada; and Cedar Rapids, Iowa City, Waterloo, Cedar Falls, Dubuque and Jackson, Iowa.

         On June 30, 2000, ALLTEL announced that it had completed the remaining wireless property exchanges with Bell Atlantic and GTE. As a result, ALLTEL acquired operations in Cleveland, Canton and Akron, Ohio; Tampa, Lakeland, Naples, Fort Myers, Pensacola, Sarasota and Bradenton, Florida and Mobile, Alabama, while divesting operations in Illinois, New York and Pennsylvania.

         A copy of the press release issued by ALLTEL regarding the completion of the wireless property exchanges with Bell Atlantic and GTE is attached hereto as Exhibit 99.1 and is incorporated by reference.


  Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Not Applicable.

  (b) The pro forma financial information required pursuant to Article 11 of Regulation S-X is not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date this Form 8-K is required to be filed.

  (c)  Exhibits.

       99.1   Press Release of ALLTEL Corporation dated June 30, 2000.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              ALLTEL CORPORATION

                                                 (Registrant)


                                          By:  /s/ Jeffery R. Gardner

                                              Jeffery R. Gardner
                                Senior Vice President - Chief Financial Officer
                                         (Principal Financial Officer)

                                                 July 13, 2000


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                                  EXHIBIT INDEX



  Exhibit
  Number                     Description of Exhibits

   99.1           Press Release of ALLTEL Corporation dated June 30, 2000


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